UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

May 21, 2024

Date of Report (Date of earliest event reported)

Biodesix, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39659	20-3986492
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

919 West Dillon Rd. Louisville, Colorado	80027
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code: (303) 417-0500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value of $0.001 per share	BDSX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Biodesix, Inc. (the “Company”) held its 2024 annual meeting of stockholders (the “Annual Meeting”) on May 21, 2024. At the Annual Meeting, the Company’s stockholders voted on: (i) the election of three Class I director nominees to serve until the 2027 annual meeting of stockholders and until their respective successors are duly elected and qualify, (ii) the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024, (iii) the approval, for purposes of complying with Nasdaq Listing Rule 5635(d), of the conversion of the Company’s Series A Non-Voting Convertible Preferred Stock, par value $0.001 per share (“Series A Preferred Stock”) into shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), and (iv) the approval, for purposes of complying with Nasdaq Listing Rule 5635(c), of the issuance of the Company’s Series A Preferred Stock to certain of the Company’s directors and officers and any shares of the Company’s common stock issuable upon the conversion thereof.

As of March 25, 2024, the record date for the Annual Meeting, there were 97,159,448 shares of the Company’s common stock issued and outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, all director nominees were elected, the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024 was ratified, the conversion of Series A Preferred Stock into Common Stock was approved and the issuance of Series A Preferred Stock to certain of the Company’s directors and officers and any shares of Common Stock issuable upon conversion thereof was approved. Set forth below are the final voting results for the proposals submitted to a vote of the Company’s stockholders at the Annual Meeting.

1.

At the Annual Meeting, the Company’s stockholders elected, by the vote indicated below, the following three persons as the Class I directors of the Company, each to serve until the 2027 annual meeting of stockholders and until their respective successors are duly elected and qualify:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Jon Faiz Kayyem, Ph.D.	80,125,512	0	2,664,083	6,342,889
Scott Hutton	80,485,516	0	2,304,079	6,342,889
John Patience	79,493,967	0	3,295,628	6,342,889

2.

At the Annual Meeting, the stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024, by the vote indicated below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
88,308,190	167,344	656,950	0

3.

At the Annual Meeting, the stockholders approved, for purposes of complying with Nasdaq Listing Rule 5635(d), the conversion of the Company’s Series A Preferred Stock into shares of the Company’s Common Stock by the vote indicated below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
82,358,525	425,285	5,785	6,342,889

4.

At the Annual Meeting, the stockholders approved, for purposes of complying with Nasdaq Listing Rule 5635(c), the issuance of the Company’s Series A Preferred Stock to certain of the Company’s directors and officers and any shares of the Company’s Common Stock issuable upon the conversion thereof by the vote indicated below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
82,338,086	437,183	14,326	6,342,889

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIODESIX, INC.

Dated: May 23, 2024	By:	/s/ Robin Harper Cowie
	Name:	Robin Harper Cowie
	Title:	Chief Financial Officer